MORGAN STANLEY

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                                 CODE OF ETHICS




EFFECTIVE AUGUST 16, 2002


--------------------------------
         (Print Name)

         The investment advisors, advisors, distribution companies and related service companies listed on the attached Schedule A that operate within Morgan Stanley Investment Management (each; a "Covered Company" and collectively,
"Investment Management") have adopted this Code of Ethics (the "Code"). The principal objectives of the Code are (i) to provide policies and procedures consistent with applicable law and regulation, including Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 204 A of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and
(ii) to ensure that the personal trading and other business activities of Employees of Investment Management (defined in Section III. below) are conducted in a manner consistent with applicable law and regulation and the general principles set forth in the Code.

         Employees of Investment Management are also subject to the "Morgan Stanley Code of Conduct -- Securities and Asset Management Businesses" (the "Code of Conduct"). The Code of Conduct can be found on the Morgan Stanley Today intranet at HTTP://LAW.CORP.MSDW.COM:8080/PORTAL/CR/CODE_OF_CONDUCT_SECURITIES_
ASSETMGMT_12_7_00.PDF. Employees are reminded that they are also subject to other Morgan Stanley Investment Management policies, including policies on insider trading, the receipt of gifts, the handling of all internally distributed proprietary and confidential information, Morgan Stanley Investment Management Senior Loan Firewall Procedures, and service as a director of a publicly traded company. All internally distributed information is proprietary and confidential information and should not be discussed with people outside of Morgan Stanley Investment Management or shared with anybody outside of the Investment Department.

I.       Summary of Policy/Procedures
         ----------------------------

         The Code is designed to ensure that all acts, practices and courses of business engaged in by Employees are conducted in accordance with the highest possible standards and to prevent abuses or even the appearance of abuses by Employees relating to their personal trading and other business activity. The Code accomplishes this by requiring, among other things, that Employees:

         >>  Pre-clear   all   personal   securities   transactions,   including
             transactions in Morgan Stanley securities;


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


         >> Pre-clear the opening of brokerage accounts and maintain such accounts at Morgan Stanley (exceptions may be granted in unusual circumstances by the Local Compliance Group);
         >>  Report all securities transactions on a quarterly basis;
         >> Not enter into a personal transaction in a Covered Security (defined in Section V. below) if there is an open order to purchase or sell that Covered Security for a Fund or a Managed Account (defined in Section II. below);
         >> Not acquire any security in an initial public offering (IPO) or any other public underwriting;
         >> Not acquire any private placements unless special permission is obtained from the Code of Ethics Review Committee (defined in Section VI. below);
         >> Not serve on the board of any company without prior approval from the Code of Ethics Review Committee;
         >> Not sell Covered Securities at a profit unless the Covered Securities have been held for at least 60 days;
         >> Not sell Covered Securities under any circumstances unless the Covered Securities have been held for at least 30 days;
         >> Not purchase any Covered Security sold by the Employee within the previous 30 days;
         >> Not purchase any Covered Security sold by the Employee within the previous sixty days if the purchase price is lower than any sale price within the 60-day period;
         >> Report all holdings on an annual basis and certify annually that they have read and understand the provisions of the Code;
         >> Who are portfolio managers or analysts, or who report to a portfolio manager or analyst, not trade in a security if accounts they manage trade in the same security within the 7 days prior to or 7 days following the Employee's transaction.

         While the provisions of the Code, including exceptions to its general provisions, are more specifically described below, each Employee should note that with respect to their personal securities transactions, compliance with the Code is a matter of understanding the basic requirements set forth above and making sure that the steps the Employee takes with respect to each personal securities transaction, and their personal investment activity in general, are in accordance with these requirements. Employees with interpretative questions or any other questions are strongly urged to consult with their Local Compliance Group prior to taking the action in question.

II.      General Principles
         ------------------

         A.       Shareholder and Client Interests Come First
                  -------------------------------------------

                  Every Employee owes a fiduciary duty to the shareholders of registered investment companies (each; a "Fund" and collectively, the "Funds") and to the Managed Account Clients (defined as clients other than registered investment companies


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


                  including unregistered investment companies, institutional clients and individuals). This means that in every decision relating to investments, every Employee must recognize the needs and interests of the Fund shareholders and the Managed Account Clients, and be certain that at all times the interests of the Fund shareholders and other Managed Account Clients are placed ahead of any personal interest.

         B.       Avoid Actual and Potential Conflicts of Interest
                  ------------------------------------------------

                  The restrictions and requirements of the Code are designed to prevent behavior, which actually or potentially conflicts, or raises the appearance of actual or potential conflict, with the interests of the Fund shareholders or the Managed Account Clients. It is of the utmost importance that the Personal Securities Transactions of Employees (defined in Section IV below) be conducted in a manner consistent with both the letter and spirit of the Code, including these principles, to ensure the avoidance of any such conflict of interest, or abuse of an individual's position of trust and responsibility.

III.     Access Persons
         --------------

         "Access Persons" shall include all directors, officers, and employees of Investment Management as well as certain other persons falling within such definition under Rule 17j-1 under the 1940 Act and such other persons that may be so deemed by each Local Compliance Group from time to time, except those persons who are not officers and directors of an investment adviser under Morgan Stanley Investment Management and who meet the following criteria: (i) directors and officers of Morgan Stanley Distributors, Morgan Stanley Distribution, Morgan Stanley & Co., and Van Kampen Funds Inc. (each a "Distributor" and collectively, the "Distributors") that do not devote substantially all of their working time to the activities (including distribution activities) of an investment adviser under Morgan Stanley Investment Management; (ii) directors and officers of the Distributors that do not, in connection with their regular functions and duties, participate in, obtain information with respect to, or make recommendations as to, or purchase and sell securities on behalf of a Fund or a Managed Account Client; and (iii) directors and officers of the Distributors that do not have access to information regarding the day-today investment activities of Investment Management shall not be deemed Access Persons. Such persons are, however, subject to the Code of Conduct. The Local Compliance
         Group for each Covered Company will identify all Access Persons of Investment Management and notify them of their pre-clearance and reporting obligations at the time they become an Access Person. Access Persons will be referred to as "Employees" throughout the Code. Employees with questions concerning their status as Access Persons are urged to consult with their Local Compliance Group.


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

IV.      Grounds for Disqualification from Employment
         --------------------------------------------

         Pursuant to the terms of Section 9 of the 1940 Act, no director, officer or employee of a Covered Company may become, or continue to remain, an officer, director or employee without an exemptive order issued by the U.S. Securities and Exchange Commission if such director, officer or employee:

         A. within the past ten years has been convicted of any felony or misdemeanor (i) involving the purchase or sale of any security; or (ii) arising out of their conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the U.S. Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act; or

         B. is or becomes permanently or temporarily enjoined by any court from: (i) acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the U.S. Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the U.S. Commodity Exchange Act; or (ii) engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

It is your obligation to immediately report any conviction or injunction falling within the foregoing provisions to the Chief Legal or Compliance Officer of Investment Management.

V.       Personal Securities Transactions
         --------------------------------

         A.       Prohibited Conduct
                  ------------------

                  No Employee shall buy or sell any "Covered Security" (defined as all securities, including any option to purchase or sell, and any security convertible into or exchangeable for such securities, with the exception of those described in sub-section C.3. below) for his/her own account or for an account in which the individual has, or as a result of the transaction acquires, any direct or indirect "beneficial ownership" (referred to herein as a "Personal Securities Transaction") unless:

                  1.       pre-clearance  of the  transaction has been obtained;
                           and

                  2. the transaction is reported in writing to the Local Compliance Group in accordance with the requirements below.


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


         B.       Restrictions and Limitations on Personal Securities
                  ---------------------------------------------------
                  Transactions
                  ------------

                  Except where otherwise indicated, the following restrictions and limitations govern investments and personal securities transactions by Employees:

                  1. Covered Securities (defined in sub-section A. above) purchased may not be sold until at least 30 calendar days from the purchase trade date and may not be sold at a profit until at least 60 calendar days from the purchase trade date. Covered Securities sold may not be repurchased until at least 30 calendar days from the sale trade date. In addition, Covered Securities sold may not be purchased at a lower price until at least 60 calendar days from the sale trade date. Any violation may result in disgorgement of all profits from the transactions as well as other possible sanctions.

                  2.       No short sales are permitted.

                  3. No transactions in options or futures are permitted, except that listed options may be purchased, and covered calls written. No option may be purchased or written if the expiration date is less than 60 calendar days from the date of purchase. No option position may be closed at a profit less than 60 calendar days from the date it is established.

                  4. No Employee may acquire any security in an initial public offering (IPO) or any other public underwriting. No Employee shall purchase shares of a registered investment company that is managed by a Covered Company if such investment company is not generally available to the public, unless the vehicle is designed for Morgan Stanley employees and there is no intention of it becoming public in the future.

                  5a. Private placements of any kind may only be acquired with special permission from the Code of Ethics Review Committee and, if approved, will be subject to continuous monitoring by the Local Compliance Group for possible future conflict. Any Employee wishing to request approval for private placements must complete a Private Placement Approval Request Form and submit the form to the Local Compliance Group. A copy of the Private Placement Approval Request Form, which may be revised from time to time, is attached as EXHIBIT A. Where the Code of Ethics Review Committee approves any acquisition of a private placement, its decision and reasons for supporting the decision will be documented in a written report, which is to be kept for five years by the Local Compliance Group after the end of the fiscal year in which the approval was granted.

                  5b. Any Employee who has a personal position in an issuer through a private placement must affirmatively disclose that interest if such person is involved in


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


                           consideration of any subsequent investment decision by a Fund or Managed Account regarding any security of that issuer or its affiliate. In such event, the President or Chief Investment Officer of Investment Management shall independently determine the final investment decision. Written records of any such circumstance shall be sent to the Local Compliance Group and maintained for a period of five years after the end of the fiscal year in which the approval was granted.

Restrictions 6.a. and 6.b. apply only to portfolio managers and research analysts (and all persons reporting to portfolio managers and research analysts) of Investment Management. Restriction 6.c. applies only to personnel in the trading department of each Covered Company.

                  6a. No purchase or sale transaction may be made in any Covered Security by any portfolio manager or research analyst (or person reporting to a portfolio manager or research analyst) for a period of 7 calendar days before or after that Covered Security is bought or sold by any Fund (other than Morgan Stanley
                           Value-Added Market Series, Morgan Stanley Select Dimensions Investment Series - Value-Added Market Portfolio, and Morgan Stanley index funds, or Portfolios) or any Managed Account (other than index-based Managed Accounts) for which such portfolio manager or research analyst (or person reporting to a portfolio manager or research analyst) serves in that capacity.

                  6b. The definition of portfolio manager shall also extend to any person involved in determining the composition of the portfolios of Funds that are UITs or who have knowledge of a composition of a UIT portfolio prior to deposit. These individuals shall not buy or sell a Covered Security within 7 calendar days before or after such Covered Security is included in the initial deposit of a UIT portfolio.

                  6c. No purchase or sale transaction may be made in any Covered Security traded through the appropriate Covered Company's trading desk(s) (as determined by the Local Compliance Group) by any person on that trading desk at the same time that any Fund (other than Morgan Stanley Value-Added Market Series, Morgan
                           Stanley      Select       Dimensions       Investment
                           Series-Value-Added Market Portfolio, and Morgan Stanley index funds, or Portfolios) or any Managed Account (other than index-based Managed Accounts) has a pending purchase or sale order in that same Covered Security.

                  6d. Any transaction by persons described in sub-sections 6.a., 6.b., and 6.c. above within such enumerated period may be required to be reversed, if applicable, and any profits or, at the discretion of the Code of Ethics Review Committee, any differential between the sale price of the Personal Security Transaction and


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


                           the subsequent purchase or sale price by a relevant Fund or Managed Account during the enumerated period, will be subject to disgorgement; other sanctions may also be applied.

                  7. No Employee shall purchase or sell any Covered Security which to their knowledge at the time of such purchase or sale: (i) IS BEING CONSIDERED for purchase or sale by a Fund or a Managed Account; or
                           (ii) IS BEING purchased or sold by a Fund or a Managed Account. With respect to portfolio managers and research analysts (and all persons reporting to portfolio managers and research analysts) of a Covered Company, no such persons may purchase shares of a closed-end investment company over which such person exercises investment discretion.

                  8. If a transaction is not executed on the day pre-clearance is granted, it is required that pre-clearance be sought again on a subsequent day (i.e., open orders, such as limit orders, good until cancelled orders and stop-loss orders, must be cleared each day until the transaction is effected).

                  9.       Employees shall not participate in investment clubs.

IMPORTANT: Regardless of the limited applicability of Restrictions 6.a., 6.b., and 6.c. each Local Compliance Group monitors all transactions by Employees in all locations in order to ascertain any pattern of conduct that may evidence actual or potential conflicts with the principles and objectives of the Code, including a pattern of front-running. The Compliance Group of each Covered
Company: (i) on a quarterly basis, will provide the Boards of Directors/Trustees of the Funds it manages with a written report that describes any issues that arose during the previous quarter under the Code and, if applicable, any Funds' Sub-Adviser's Code of Ethics, including but not limited to, information about material violations and sanctions imposed in response to the material violations; and (ii) on an annual basis, will certify that each Covered Company has adopted procedures reasonably necessary to prevent its Employees from violating the Code. Also, as stated elsewhere in this Code, any violation of the foregoing restrictions may result in disgorgement of all profits from the transactions as well as other possible sanctions.

         C.       Pre-Clearance Requirement
                  -------------------------

                  1.       Procedures
                           ----------

                           (a)      From Whom Obtained
                                    ------------------

                                    All   Employees   are   required  to  obtain
                                    pre-clearance   of  a  Personal   Securities
                                    Transaction  by: (i) confirming that no open
                                    orders exist in the same or related security
                                    with the  appropriate  trading  desk(s)  (as
                                    determined by the Local  Compliance  Group);
                                    and (ii) having the transaction  approved by
                                    the Local Compliance Group.

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

                                    Portfolio managers and research analysts (or
                                    persons  reporting to portfolio  managers or
                                    research analysts) of Investment  Management
                                    seeking  approval for a Personal  Securities
                                    Transaction   must   obtain  an   additional
                                    approval  signature from a designated Senior
                                    Portfolio  Manager  (prior to  pre-clearance
                                    from the Local  Compliance  Group).  Trading
                                    desk   personnel  at  any  Covered   Company
                                    seeking  approval for a Personal  Securities
                                    Transaction   must   obtain  an   additional
                                    approval   signature  from  their  immediate
                                    supervisor prior to pre-clearance from the Local Compliance Group.

                                    A   copy   of   the   Personal    Securities
                                    Transaction Approval Form, which may be revised from time to time, is attached as EXHIBIT B.

                                    Each Local Compliance Group has implemented procedures reasonably designed to monitor purchases and sales effected pursuant to these pre-clearance procedures.

                           (b)      Permitted Brokerage Accounts
                                    ----------------------------

                                    All  securities  transactions  must  be made
                                    through a Morgan Stanley brokerage account.1
                                    No other  brokerage  accounts are  permitted
                                    unless  special  permission is obtained from
                                    the Local  Compliance  Group. If an Employee
                                    maintains  an  account(s)  outside of Morgan
                                    Stanley, that Employee must transfer his/her
                                    account(s)  to a  Morgan  Stanley  brokerage
                                    account  as  soon  as  practical  (generally
                                    thirty days or less).  Failure to do so will
                                    be considered a significant violation of the
                                    Code. In the event permission to maintain an
                                    outside  brokerage account is granted by the
                                    Local   Compliance    Group,   it   is   the
                                    responsibility  of the  Employee  to arrange
                                    for   duplicate    confirmations    of   all
                                    securities    transactions    and    monthly
                                    brokerage statements to be sent to the Local
                                    Compliance Group.  Prior to opening a Morgan
                                    Stanley  brokerage  account,  Employees must
                                    obtain approval from their Local  Compliance
                                    Group.  No  Employee  may  open a  brokerage
                                    account  unless a completed  and signed copy
                                    of a Morgan Stanley Employee Account Request
                                    Form is  submitted  to the Local  Compliance
                                    Group  for  approval.  A copy of the  Morgan
                                    Stanley Employee Account Request Form, which
                                    may  be  revised  from  time  to  time,   is
                                    attached  as EXHIBIT C.  After  account  has
                                    been opened,  Employees are  responsible for
                                    reporting   their  Morgan  Stanley   account
                                    number to the Local Compliance Group.
---------
1 Morgan Stanley brokerage account shall mean an account with an affiliated Morgan Stanley broker in the Employee's local jurisdiction.

                           (c)      Personal Securities Transaction Approval
                                    ----------------------------------------
                                    Form
                                    ----

                                    Pre-clearance must be obtained by completing
                                    and   signing   the   Personal    Securities
                                    Transaction Approval Form, provided for that
                                    purpose,    and    obtaining    the   proper
                                    pre-clearance signatures. The Approval Form must also indicate, as applicable, the name of the individual's financial advisor, the branch office numbers, as well as other required information.

                                    If an  Employee  has more  than one  account
                                    under  his/her  control,  the Employee  must
                                    indicate  for  which  account  the  trade is
                                    intended   on   the   Personal    Securities
                                    Transaction  Approval  Form.  Employees  are
                                    required to have  duplicate  copies of their
                                    trade confirms and account statements (which
                                    can be  electronically  transmitted) sent to
                                    the Local  Compliance Group for each account
                                    the  Employee  has,  or as a  result  of the
                                    transaction acquires, any direct or indirect
                                    beneficial    ownership   (as   defined   in
                                    sub-section C.4. below).

                           (d)      Filing
                                    ------

                                    After all required  signatures are obtained,
                                    the Personal Securities Transaction Approval
                                    Form must be filed with the Local Compliance
                                    Group by noon of the day following execution
                                    of the  trade for  filing in the  respective
                                    individual's   Code  of  Ethics  file.   The
                                    Employee  should  retain a copy for  his/her
                                    records.  (The Local  Compliance  Group will
                                    also   retain  a  copy  of  the  form  if  a
                                    pre-clearance request is denied.)

                  2.       Factors Considered in Pre-Clearance of Personal
                           -----------------------------------------------
                           Securities Transactions
                           -----------------------

                           In reviewing any trade for approval, the following factors, among others, will generally be considered in determining whether or not to clear a proposed transaction:

                           (a) Whether the amount or the nature of the transaction, or the person making it, is likely to affect the price or market of security that is held by a Fund or a Managed Account Client.

                           (b) Whether the purchase or sale transaction of the Covered Security by the Employee: (i) IS BEING CONSIDERED for purchase or sale by a Fund or a Managed Account; or (ii) IS BEING purchased or sold by a Fund or a Managed Account Client.

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

                           (c) Whether the individual making the proposed purchase or sale is likely to benefit from purchases or sales being made or considered on behalf of any Fund or a Managed Account Client.

                           (d) Whether the transaction is non-volitional on the part of the individual.

                           (e) Whether the transaction is conducted in a manner that is consistent with the Code to avoid any potential for appearance of impropriety.

                           In addition to the requirements set forth in the Code, the Local Compliance Group and/or, if applicable, designated Senior Portfolio Manager/immediate trading room supervisor (as appropriate), in keeping with the general principles and objectives of the Code, may refuse to grant pre-clearance of a Personal Securities Transaction in their sole discretion without being required to specify any reason for the refusal.

                  3.       Exempt Securities
                           -----------------

                           (a)      The securities listed below are exempt from:
                                    (i)  the   restrictions   of   Section   V.,
                                    sub-sections  B.1. , B.6. and B.7.; (ii) the
                                    pre-clearance  requirements;  and  (iii) the
                                    initial,   quarterly  and  annual  reporting
                                    requirements.   Accordingly,   it   is   not
                                    necessary  to  obtain  pre-   clearance  for
                                    Personal  Securities  Transactions in any of
                                    the   following   securities,   nor   is  it
                                    necessary to report such securities in the quarterly transaction reports or the initial and annual securities holdings list:

                                    (i)     Direct  obligations  of  the  United
                                            States    Government;2   (ii)   Bank
                                            Certificates   of   Deposit;   (iii)
                                            Bankers'      Acceptances;      (iv)
                                            Commercial Paper;
                                    (v)     High   Quality    Short-Term    Debt
                                            Instruments    (which    for   these
                                            purposes are  repurchase  agreements
                                            and  any   instrument   that  has  a
                                            maturity  at  issuance  of less than
                                            366 days that is rated in one of the
                                            two   highest    categories   by   a
                                            Nationally  Recognized   Statistical
                                            Rating Organization); and
                                    (vi)    Shares   of   open-end    investment
                                            companies (mutual funds).  (Exchange
                                            Traded Funds ("ETFs") and Closed-end
                                            funds  must be  pre-cleared  and are
                                            subject   to  all  other   reporting
                                            requirements.)

---------
2 Includes securities that carry full faith and credit of the U.S. government for the timely payment of principal and interest, such as Ginnie Maes, U.S. Savings Bonds, and U.S. Treasuries.

                           (b) Transactions in redeemable Unit Investment Trusts are exempt from the restrictions contained in Section V., sub-sections B.1. ,
                                    B.6.   and   B.7   and   the   pre-clearance
                                    requirement of Section V., sub-section C., but are subject to the initial, quarterly and annual reporting requirements of Section
                                    V. , sub-section D.

                           (c) All Employees wishing to participate in an issuer's direct stock purchase plan or automatic dividend reinvestment plans must submit a memorandum to the Local Compliance Group stating the name and the amount to be invested in the plan. Any sale transactions from an automatic dividend reinvestment plan must be pre-approved. Purchases under an issuer's direct stock purchase plan or automatic dividend reinvestment plan are exempt from the restrictions contained in sub-sections B.1. , B.6. and B.7. and the pre-clearance requirement but are subject to the initial, quarterly and annual reporting requirements.

                           (d) Holdings and transactions in MWD stock3 are subject to the initial, quarterly and annual reporting requirements as well as the 30-day holding period restriction and the 60-day short swing profit restriction and the pre-clearance requirements described above. The restrictions imposed by Morgan Stanley on Senior Management and other persons in connection with transactions in MWD stock are in addition to this Code, and must be observed to the extent applicable. Employees are required to read the Code of Conduct for a listing of specific restrictions and limitations relating to the purchase or sale of MWD stock.

                           (e) Employees may maintain fully discretionary accounts managed by either an internal or external registered investment adviser provided that each of the following
                                    conditions   are  met:  (i)  the  investment
                                    program is offered by Morgan  Stanley;  (ii)
                                    the portfolio manager's  strategy/investment
                                    discipline/investment    program    offered/
                                    utilized   is    the    same    for     both
                                    Employee and  non-Employee  client accounts;
                                    (iii)  written  permission  is obtained from
                                    the  Director  of  Compliance  and the Chief
                                    Investment   Officer  (or  their  designees)
                                    prior  to  opening  a  fully   discretionary
                                    account;   (iv)  written   certification  is
                                    obtained  stating  that  there  will  be  no

---------
3 In connection with the sale of MWD stock, periodic purchases through employer sponsored equity purchase plans shall not be looked to in calculating the 30-day holding period restriction or the 60-day short swing profit restriction.

                                    communication  between the portfolio manager
                                    and the Employee  with regard to  investment
                                    decisions   prior  to  execution;   and  (v)
                                    Employee   accounts   will  be   treated  no
                                    differently from non- Employee accounts. The
                                    Employee must designate  duplicate copies of
                                    trade  confirmations and monthly  statements
                                    to be sent to the Compliance Department.  To
                                    the extent that an Employee  directs  trades
                                    for tax purposes, that Employee shall obtain
                                    preclearance   for  each   transaction  from
                                    his/her Local Compliance Group.

                  4.       Accounts Covered
                           ----------------

                           An Employee must obtain pre-clearance for any Personal Securities Transaction if such Employee has, or as a result of the transaction acquires, any direct or indirect beneficial ownership in the security. The term "beneficial ownership" shall be interpreted with reference to the definition contained in the provisions of Section 16 of the Securities Exchange Act of 1934. Generally, a person is regarded as having beneficial ownership of securities held in the name of:

                           (a) the individual; or

                           (b) a husband, wife or a minor child; or

                           (c) a relative sharing the same house; or

                           (d) other person if the Employee:

                                    (i)    obtains    benefits     substantially
                                    equivalent  to ownership of the  securities;

                                    (ii) can obtain ownership of the securities immediately or at some future time; or

                                    (iii) can  have  investment  discretion   or
                                    otherwise can exercise control.

                           The following circumstances constitute Beneficial Ownership by an Employee of securities held by a trust:

                           (a) Ownership of securities as a trustee where either the Employee or members of the Employee's immediate family have a vested interest in the principal or income of the trust.

                           (b) Estate or trust accounts in which the Employee has the power to effect investment decisions, unless a specific exemption is granted.

                           (c) Any Employee who is a settlor of a trust is required to comply with all the provisions of the Code, unless special exemption in advance is granted by the Local Compliance Group and: (i) the Employee does not have any direct or indirect beneficial interest in the trust; (ii) the Employee does not have the direct or indirect power to effect investment decisions for the trust, and
                                    (iii) the consent of all the beneficiaries is required in order for the Employee to revoke the trust.

                           It is the responsibility of the Employee to arrange for duplicate confirmations of all securities transactions and monthly statements to be sent to the Local Compliance Group. The final determination of beneficial ownership is a question to be determined in light of the facts of each particular case. If there are any questions as to beneficial ownership, please contact your Local Compliance Group.

                  5.       Exemption from Pre-clearance Requirement
                           ----------------------------------------

                           Pre-clearance is not required for any account where the Employee does not have direct or indirect beneficial ownership. In case of doubt as to whether an account is covered by the Code, Employees must consult with their Local Compliance Group.

          D.      Report of Transactions
                  ----------------------

                  1.       Transactions and Accounts Covered
                           ---------------------------------

                           (a) All Personal Securities Transactions in Covered Securities must be reported in the next quarterly transaction report after the transaction is effected. The quarterly
                                    report   shall    contain   the    following
                                    information:

                                    (i)     The  date  of the  transaction,  the
                                            title,  interest  rate and  maturity
                                            date  (if  applicable),   number  of
                                            shares and principal  amount of each
                                            security involved;

                                    (ii)    The nature of the transaction (i.e.,
                                            purchase, sale, or any other type of
                                            acquisition or disposition);

                                    (iii)   The price at which the  purchase  or
                                            sale was effected;

                                    (iv)    The name of the broker,  dealer,  or
                                            bank  with,  or through  which,  the
                                            purchase or sale was effected; and

                                    (v)     The date the report was submitted to
                                            the Local  Compliance  Group by such
                                            person.

                                    In addition, any new brokerage account(s) opened during the quarter without approval from the Local Compliance Group as well as the date(s) the account(s) was (were) opened must be reported. The report must contain the following information:

                                    (i) The name of the broker, dealer, or bank with whom the account was established;

                                    (ii) The date the account  was  established;
                                    and

                                    (iii) The date the report was submitted to the Local Compliance Group.

                           (b) An Employee need not make a quarterly transaction report if he/she: (i) maintains only a Morgan Stanley brokerage account and the report would duplicate information contained in the broker trade confirms, system generated reports or account statements received by the Local Compliance Group; and (ii) has not opened any new brokerage accounts or mutual fund accounts with brokerage facilities without obtaining approval from their Local Compliance Group during the quarter.

                  2.       Time of Reporting
                           -----------------

                           (a)      Initial Listing  of Securities  Holdings and
                                    --------------------------------------------
                                    Brokerage Accounts Report
                                    -------------------------

                                    Each   Employee   must  provide  an  Initial
                                    Listing of Securities Holdings and Brokerage
                                    Accounts  Report to their  Local  Compliance
                                    Group    disclosing:    (i)   all    Covered
                                    Securities,   including   private  placement
                                    securities,   beneficially   owned   by  the
                                    Employee  listing the title of the security,
                                    number of shares held, and principal  amount
                                    of the security; (ii) the name of the broker
                                    dealer or  financial  institution  where the
                                    Employee  maintains a personal account;  and
                                    (iii) the date the  report is  submitted  by
                                    the  Employee.  New Access  Persons  will be
                                    required to provide a listing as of the date
                                    such person  becomes an Access Person of all
                                    holdings  in  Covered   Securities  and  all
                                    outside brokerage accounts and mutual fund accounts with brokerage facilities. This report must be provided no later than 10 calendar days after a person becomes an Access Person.

                           (b)      Quarterly Securities  Transactions  and  New
                                    --------------------------------------------
                                    Brokerage Account(s) Reports
                                    ----------------------------

                                    Quarterly  Securities  Transactions  and New
                                    Brokerage   Account(s)   Reports   must   be
                                    submitted by Employees within 10 calendar days after the end of each calendar quarter. Any new brokerage account(s) opened during the quarter without their Local Compliance Group's prior approval, as well as the date(s) the account(s) was (were) opened, must be reported within 10 calendar days after the end of each calendar quarter.

                           (c)      Annual Listing of Securities Holdings
                                    -------------------------------------
                                    Reports and Certification of Compliance
                                    ---------------------------------------

                                    The Annual  Listing of  Securities  Holdings
                                    Report  and   Certification   of  Compliance
                                    requires all  Employees to provide an annual
                                    listing  of  holdings  of:  (i) all  Covered
                                    Securities  beneficially owned,  listing the
                                    title  of the  security,  number  of  shares
                                    held,  and principal  amount of the security
                                    as of  December  31 of the  preceding  year,
                                    (ii)  the  name  of  any  broker  dealer  or
                                    financial  institution  where the account(s)
                                    in which Covered Securities were maintained,
                                    as of December 31 of the preceding year; and
                                    (iii) the date the report is submitted. This
                                    report  must be  provided  no later  than 30
                                    calendar  days after  December 31 each year.
                                    In the case of Employees  maintaining Morgan
                                    Stanley brokerage  accounts for which broker
                                    trade confirms,  system generated reports or
                                    account statements are already received on a
                                    quarterly  basis  by  the  Local  Compliance
                                    Group,      an     annual      certification
                                    (Certification   of  Compliance)   that  the
                                    holdings information already provided to the
                                    Local Compliance  Group accurately  reflects
                                    all   such   holdings   will   satisfy   the
                                    aforementioned requirement.

                  3.       Form of Reporting
                           -----------------

                           The Initial Listing of Securities Holdings and Brokerage Accounts Report, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and the Annual Listing of Securities Holdings Report and Certification of Compliance must be completed on the appropriate forms, attached as EXHIBITS D, E, AND F respectively, which would be provided by each Local Compliance Group. By not submitting a quarterly transaction report form, an Employee will be deemed to have represented that such person has: (i) executed reportable transactions only in accounts listed with the Local Compliance Group; or (ii) only traded securities exempt from the reporting requirements. Copies of the Initial Listing of Securities Holdings Report and Brokerage Accounts

                           Report, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and the Annual Listing of Securities Holdings Report and Certification of Compliance, which may be revised from time to time, are attached as EXHIBITS D, E, AND F, respectively.

                  4.       Responsibility to Report
                           ------------------------

                           The responsibility for reporting is imposed on each individual required to make a report. Any effort by a Covered Company to facilitate the reporting process does not change or alter that individual's responsibility.

                  5.       Leave of Absence
                           ----------------

                           Employees on leave of absence may not be subject to the pre-clearance and reporting provisions of the Code, provided that, during their leave period, they:
                           (i) do not participate in, obtain information with respect to, make recommendations as to, or make the purchase and sale of securities on behalf of a Fund or a Managed Account Client; and (ii) do not have access to information regarding the day-to-day investment activities of Investment Management.

                  6.       Where to File Report
                           --------------------

                           All reports must be filed by Employees with their Local Compliance Group.

                  7.       Responsibility to Review
                           ------------------------

                           Each Local Compliance Group will review all Initial Listing of Securities Holdings and Brokerage Accounts Reports, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and Annual Listing of Securities Holdings Reports and Certification of Compliance, filed by Employees, as well as broker confirmations, system generated reports, and account statements.

VI.      Review Committee
         ----------------

         A Code of Ethics Review Committee, consisting of the President/Chief Operating Officer, Chief Investment Officer, Chief Legal Officer, and the Chief Administrative Officer - Investments of Morgan Stanley Investment Management or their designees will review and consider any proper request of an Employee for relief or exemption from any restriction, limitation or procedure contained herein consistent with the principles and objectives outlined in this Code. The Committee shall meet on an ad hoc basis, as it deems necessary, upon written request by an Employee stating the basis for the requested relief. The Committee's decision is within its sole discretion.

VII.     Service as a Director
         ---------------------

         No Employee may serve on the board of any company without prior approval of the Code of Ethics Review Committee. If such approval is granted, it will be subject to the implementation of information barrier procedures to isolate any such person from making investment decisions for Funds or Managed Accounts concerning the company in question.

VIII.    Gifts
         -----

         No Employee shall accept directly or indirectly anything of value, including gifts and gratuities, in excess of $100 per year from any person or entity that does business with any Fund or Managed Account, not including occasional meals or tickets to theater or sporting events or other similar entertainment.4

IX.      Sanctions
         ---------

         Upon discovering a violation of this Code, Investment Management may impose such sanctions as they deem appropriate, including a reprimand (orally or in writing), demotion, suspension or termination of employment and/or other possible sanctions. The President/Chief Operating Officer of Investment Management and the Chief Legal Officer or Compliance Officer together, are authorized to determine the choice of sanctions to be imposed in specific cases, including termination of employment.

X.       Employee Certification
         ----------------------

         Employees are required to sign a copy of this Code indicating their understanding of, and their agreement to abide by the terms of this Code.

         In addition, Employees will be required to certify annually that: (i) they have read and understand the terms of this Code and recognize the responsibilities and obligations incurred by their being subject to this Code; and (ii) they are in compliance with the requirements of this Code, including but not limited to the reporting of all brokerage accounts, and the pre-clearance of all non-exempt Personal Securities Transactions in accordance with this Code.

I have read and understand the terms of the above Code. I recognize the responsibilities and obligations, including but not limited to my quarterly
transaction,   annual  listing  of  holdings,  and  initial  holdings  reporting

---------
4 For MSAITM-Tokyo, the receipt of gifts shall not be in excess of (Y)20,000 per year. For MSIM-Mumbai, the receipt of gifts shall not be in excess of INR 4,500. For MSIM-Singapore, the receipt of gifts shall not be in excess of SGD 170. For MSIM-Ltd, the receipt of gifts shall not be in excess of Europe (pound)50 or equivalent.

obligations (as applicable), incurred by me as a result of my being subject to this Code. I hereby agree to abide by the above Code.

_____________________________                      _____________________________
(Signature)                                        (Date)



_____________________________
(Print name)

MORGAN STANLEY INVESTMENT MANAGEMENT CODE OF ETHICS

DATED: AUGUST 16, 2002

                                                                      SCHEDULE A
                                                                      ----------


MORGAN STANLEY INVESTMENT ADVISORS INC. ("ADVISORS")
MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM")
MORGAN STANLEY INVESTMENT GROUP INC. ("MSIG")
MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED ("MSIM-LTD.")
MORGAN STANLEY INVESTMENT MANAGEMENT COMPANY ("MSIM-SINGAPORE") MORGAN STANLEY ASSET & INVESTMENT TRUST
MANAGEMENT CO., LIMITED ("MSAITM-TOKYO")
MORGAN STANLEY INVESTMENT MANAGEMENT
PRIVATE LIMITED ("MSIM MUMBAI")
MORGAN STANLEY INVESTMENTS LP ("MSI-LP")
MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP ("AIP-LP") MORGAN STANLEY AIP GP LP ("AIP GP-LP")
MORGAN STANLEY SERVICES COMPANY INC. ("SERVICES")
MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS") MORGAN STANLEY DISTRIBUTION, INC. ("MORGAN STANLEY DISTRIBUTION") MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY & CO.")
VAN KAMPEN INVESTMENT ADVISORY CORP. ("VKIAC")
VAN KAMPEN ASSET MANAGEMENT INC. ("VKAM")
VAN KAMPEN ADVISORS INC. ("VK ADVISORS")
VAN KAMPEN INVESTMENTS, INC. ("VK INVESTMENTS")
VAN KAMPEN FUNDS INC. ("VK FUNDS")

                                                                       EXHIBIT A

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                     PRIVATE PLACEMENT APPROVAL REQUEST FORM

     (ATTACH A COPY OF THE PRIVATE PLACEMENT MEMORANDUM, OFFERING MEMORANDUM
                        OR ANY OTHER RELEVANT DOCUMENTS)
NAME: ___________________________________________            EMPLOYEE ID #:_______________________________
OFFICE PHONE NUMBER:______________________________           E-MAIL:______________________________________
DEPARTMENT/JOB TITLE:______________________________          COST CENTER:_________________________________

1.       Name of the sponsor's corporation, partnership or other entity:

         ____________________________________________________________________________________________________________

         Name of the private placement:______________________________________________________________________________

2.       Is the sponsor's corporation, partnership or other entity: Public Private    / / Public  / /Private

3.       Type of security or fund:___________________________________________________________________________________

4.       Nature of participation (e.g., stockholder,  selling agent, general partner, limited partner).  Indicate all applicable:
         ____________________________________________________________________________________________________________

5.       Have you received or will you receive "selling compensation"1 in connection with the transaction?   / / Yes
         / / No  If yes, describe nature of compensation:____________________________________________________________

         Amount of compensation:  ___________________________________________________________________________________

6.       Planned date of transaction: _______________________________________________________________________________

7.       Size of offering (if a fund, size of fund): ________________________________________________________________

8. Size of your participation (number of units/shares and total dollar amount):

9.       Your participation as a percentage of total shares or units outstanding: ___________________________________

10.      Does/Will the investment carry limited or unlimited liability?   / / Limited   / / Unlimited

11.      Will the investment require any use of MSIM or any of its affiliates' premises, facilities or materials? ?
         Yes No If "yes," please describe: __________________________________________________________________________

12.      Have you or do you intend to recommend, refer or solicit others in any way in connection with this
         investment?  / / Yes   / / No

13.      Is MSIM or any of its affiliates involved?  / / Yes   / / No
         If "Yes," please describe: _________________________________________________________________________________

14.      Describe the business to be conducted by the issuer of the private placement:
         ____________________________________________________________________________________________________________

15.      If the private placement is a fund, describe its investment objectives (e.g. value, growth, core or specialty): ________________________________________________________________________________________________

16.      Has this private placement been made available to any Morgan Stanley Fund or any Managed Account where either you or the person you report to exercises investment discretion? / / Yes / / No
         If no, state why: __________________________________________________________________________________________

17.      If the answer to question 16 is "Yes," please describe which fund or managed account: ______________________

18.      Do you participate or do you plan to participate in any investment decisions for the private placement?
         / / Yes  / / No
         If "Yes," please describe: _________________________________________________________________________________

19.      Do you participate or do you plan to participate in the management of the sponsor?   / / Yes   / / No
         If "Yes," state title and give description of duties: ______________________________________________________

20.      Describe how you became aware of this private placement: ___________________________________________________

21.      To the best of your knowledge, will this private placement result in an initial public offering within the
         next 12 to 18 months?   / / Yes   / / No

---------
1 "Selling compensation" means any compensation paid directly or indirectly from whatever source in connection with or as a result of the purchase or sale of a security, including, though not limited to, commissions, finder's fees, securities or rights to acquire securities, rights to participate in profits, tax benefits, or dissolution proceeds, as a general partner or otherwise, or expense reimbursements.

NOTE: You must also file an Outside Business Activities Form in advance with your Local Compliance Department if you intend to act as an officer, director or hold a management position in any business or entity other than MSIM or any of its affiliates.

I understand that approval, if granted, is based upon the completeness and accuracy of the information provided herein and I agree to observe any conditions imposed upon such approval. I will notify my Local Compliance Group in writing If any aspect of the private placement is proposed to be changed (e.g., investment focus of fund, compensation, involvement in organization's management) and I hereby acknowledge that such changes may require further approvals or disinvestment by me.

I represent that (i) I have read and understand the MSIM Code of Ethics (the "Code") and recognize that I am subject thereto; (ii) the above trade is in compliance with the Code; (iii) to the best of my knowledge, the above proposed trade does not represent a conflict of interest, or the appearance of a conflict of interest, with any Morgan Stanley Fund or Managed Account; (iv) I have no knowledge of any pending client orders in this security, nor is the above proposed trade in a related security which indirectly would result in a transaction in a security in which there are pending client orders; and (v) I have read and understand the private placement policy contained in the Code. Furthermore, I acknowledge that no action should be taken by me to effect the trade(s) listed above until I have received formal approval.

By signing below, I certify that my responses to this Private Placement Approval Request Form are complete, true and accurate to the best of my knowledge. I hereby confirm that any private securities transaction described in this questionnaire is unrelated to and beyond the scope of my employment by Morgan Stanley or any of its affiliates. Notwithstanding the immediately preceding sentence, I understand that I must obtain consent to any private securities transaction, and I acknowledge that such consent, if granted, is revocable at any time and is subject to my understanding and acknowledgement that such private securities transaction is in no way sponsored by Morgan Stanley or any of its affiliates and shall give rise to no liability on the part of Morgan Stanley or any of its affiliates whatsoever, whether by way of indemnification, insurance or otherwise.

--------------------------   ------------------------------       ----/----/----
(Employee - Signature)       (Employee - Print Name)              (Date)



--------------------------   -------------------------------      ---/----/----
(Employee's Supervisor       (Employee's Supervisor-Print Name)   (Date)
 - Signature)


Date Received by the Local Compliance Group:
                                            -----------------------------------





CODE OF ETHICS REVIEW COMMITTEE:

/ /    Approved             / /   Not Approved

Name: ___________________________________      Title: __________________________
             (Please Print)

Signature _______________________________      Date: ___________________________

                                                                       EXHIBIT B

               MSIM PERSONAL SECURITIES TRANSACTION APPROVAL FORM
-------------------------------------------------------------------------------------------------------------------------
PRINT NAME                          DEPARTMENT                        NAME OF THE PORTFOLIO MANAGER TO WHOM YOU  REPORT
                                                                      (INVESTMENT DEPARTMENT PERSONNEL ONLY)

-------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY BROKERAGE ACCOUNT NO                                               NAME OF FINANCIAL ADVISOR (IF ANY):

--------------------------------------------------------------------------------- ---------------------------------------

         I HEREBY  REQUEST  PERMISSION  TO EFFECT A TRANSACTION  IN THE SECURITY AS INDICATED  BELOW FOR MY OWN ACCOUNT OR
OTHER ACCOUNT IN WHICH I HAVE A BENEFICIAL  INTEREST OR LEGAL TITLE. THE APPROVAL WILL BE EFFECTIVE ONLY FOR A TRANSACTION
COMPLETED PRIOR TO THE CLOSE OF BUSINESS ON THE DAY OF APPROVAL.  ANY TRANSACTION,  OR PORTION  THEREOF,  NOT SO COMPLETED
WILL REQUIRE A NEW APPROVAL. A SEPARATE FORM MUST BE USED FOR EACH SECURITY  TRANSACTION.  I UNDERSTAND THAT I AM REQUIRED
TO INSTRUCT MY FINANCIAL  ADVISOR TO SUPPLY  DUPLICATE  CONFIRMS  AND  STATEMENTS  OR OTHER  RECORDS  CONTAINING  THE SAME
INFORMATION ON ALL TRANSACTIONS TO MY LOCAL COMPLIANCE GROUP.

I UNDERSTAND AND AGREE TO ABIDE BY THE REQUIREMENTS SET FORTH IN THE MORGAN STANLEY INVESTMENT MANAGEMENT CODE OF ETHICS
(THE "CODE") AND THE FOLLOWING:

1.   In the case of a purchase, I agree that I will not sell the security within thirty days from the date of the purchase and/or sell the security at a profit within of sixty days from the date of the purchase transaction. In the case of a sale,  I agree that I will not  repurchase  the  security  until at least thirty days from the sale trade date and/or purchase  the  security  at a lower  price for a minimum  of sixty  days from the date of the sale  transaction.  Any violation may result in disgorgement of all profits from the transaction.
2.   I  represent  that this  security:  (A) is not  involved  in an Initial  Public  Offering  (IPO) or any other  public underwriting and (B) does not involve a short sale, or futures transaction.
3.   For any private placement,  I am aware that separate pre-approval must be obtained from the Morgan Stanley Investment
     Management Code of Ethics Review Committee.
4.   FOR portfolio  MANAGERS,  RESEARCH ANALYSTS AND PERSONS  REPORTING TO SUCH PERSONS,  AND ALL PERSONNEL IN THE TRADING
     DEPARTMENT:
         (A) I hereby certify that: (i) in the case of a purchase,  the  availability of the security or securities  being purchased is in no way related to my position with a Covered Company (defined in Section V. of the Code) and that the purchase of the securities by me will not take  precedence  over an investment in such security or securities by a client  account,  and (ii) the  security or  securities  being  purchased  or sold are not  currently  being considered  for purchase or sale by any client  account with respect to which I, or any person who reports to me, has, or should have, knowledge.
         (B) If I am an individual  who reports to a portfolio  manager,  a research  analyst,  or someone  reporting to a portfolio  manager or research  analyst,  I understand  that I must obtain a signature  from a designated  senior portfolio manager as part of the pre-clearance requirement.  If I am an individual who works in the trading room,
         I  understand  that I must  obtain  a  signature  from my  immediate  supervisor  as  part  of the  pre-clearance requirement.
         (C) If I am an individual  who reports to a portfolio  manager,  a research  analyst,  or someone  reporting to a portfolio  manager or research  analyst,  I  understand  that in certain  cases I may be required to disgorge any profits from a transaction if a Fund or Managed  Account buys or sells the same or related  security within seven days  preceding or subsequent to my  transaction  (see Section VI.,  sub-section B. 7) of the Code for a complete description of the scope of this restriction).
5.   I hereby certify that I have not obtained  access to any material,  non-public  information.  I understand  that if I receive oral or written  material,  non-public  information,  I must discuss the situation  immediately with my Local
     Compliance Group or Chief Legal Officer of Morgan Stanley Investment Management.
6.   I hereby certify that to the best of my knowledge,  this security is not being  purchased or sold and/or is not being considered for purchase or sale by any Fund or Managed Account.

------------------------------------------------------------------------------------------------------------------------------------
A. PURCHASE
------------------------------------------------------------------------------------------------------------------------------------
NAME OF SECURITY/SYMBOL      NUMBER OF SHARES OR   CUSIP NUMBER FOR FIXED         ACQUISITION PRICE        TOTAL PRICE
                             PRINCIPAL AMOUNT      INCOME SECURITIES ONLY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HAVE YOU SOLD ANY SHARES OF THIS SECURITY WITHIN THE PAST THIRTY DAYS?   / / YES  / / NO  IF YES, SEE YOUR LOCAL COMPLIANCE GROUP.

------------------------------------------------------------------------------------------------------------------------------------
HAVE YOU SOLD ANY SHARES OF THIS SECURITY WITHIN THE PAST SIXTY DAYS?    / / YES / /  NO  IF YES, STATE THE PRICE PER SHARE: $

------------------------------------------------------------------------------------------------------------------------------------
B. SALE
------------------------------------------------------------------------------------------------------------------------------------
NAME OF SECURITY/ SYMBOL                                                          CUSIP NUMBER FOR FIXED INCOME SECURITIES ONLY

------------------------------------------------------------------------------------------------------------------------------------
NUMBER OF SHARES OR PRINCIPAL AMOUNT               DISPOSITION PRICE              TOTAL      DATE          UNIT PRICE AT ACQUISITION
                                                                                  PRICE      ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------

CHECK BOX IF THE SECURITY IS OFFERD THROUGH A PRIVATE PLACEMENT.  IF SO, CONTACT YOUR LOCAL COMPLIANCE GROUP FIRST. / /
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HAVE YOU PURCHASED ANY SHARES OF THIS SECURITY WITHIN THE PAST THIRTY DAYS? / / YES / / NO  IF YES, SEE YOUR LOCAL COMPLIANCE GROUP.

------------------------------------------------------------------------------------------------------------------------------------
HAVE YOU PURCHASED ANY SHARES OF THIS SECURITY WITHIN THE PAST SIXTY DAYS?  / / YES / / NO  IF YES, STATE THE PRICE PER SHARE: $

------------------------------------------------------------------------------------------------------------------------------------
PERMISSION:                                  GRANTED:______                          DENIED:______
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DATE/TIME:                    YOUR SIGNATURE:
------------------------------------------------------------------------------------------------------------------------------------
DATE:                         IF APPLICABLE, SIGNATURE - DESIGNATED PORTFOLIO MANAGER:
------------------------------------------------------------------------------------------------------------------------------------
DATE:                         IF APPLICABLE, SIGNATURE - IMMEDIATE SUPERVISOR:
------------------------------------------------------------------------------------------------------------------------------------
DATE:                         IF APPLICABLE, TRADING DESK/DEPARTMENT SIGNATURE:
------------------------------------------------------------------------------------------------------------------------------------
DATE:                         COMPLIANCE SIGNATURE:
------------------------------------------------------------------------------------------------------------------------------------

*IF SHARES BEING SOLD WERE PURCHASED ON MORE THAN ONE DATE,  EACH  ACQUISITION  DATE MUST BE LISTED FOR PURPOSES OF DETERMINING  THE
THIRTY-DAY/ SIXTY-DAY HOLDING PERIOD RESTRICTIONS. THE WHITE COPY OF THIS PREAPPROVAL FORM MUST BE RETURNED TO YOUR LOCAL COMPLIANCE
GROUP BY NOON OF THE DAY FOLLOWING EXECUTION OF THE TRADE.

(REV. 6/02)     WHITE - LOCAL COMPLIANCE GROUP              PINK - EMPLOYEE COPY

                                                                       EXHIBIT C

                  MORGAN STANLEY INVESTMENT MANAGEMENT ("MSIM")

EMPLOYEE ACCOUNT REQUEST FORM FOR A MORGAN STANLEY ACCOUNT

Please complete this form to open a Morgan Stanley Account1 for all accounts beneficially owned by you. Please make additional copies of this page as necessary in order to include information for all your accounts. This form will be returned to you after your Local Compliance Group's review.

-----------------------------  -----------------------------  -----------------------------
PRINT NAME                     EMPLOYEE ID #                  FAX #
-----------------------------  -----------------------------  -----------------------------
SOCIAL SECURITY #              DEPARTMENT/BRANCH #            ASSET MANAGEMENT ENTITY
-----------------------------
PHONE #
--------------------------------------------------------------------------------------------------------

Check one of the following:

        / / I am a Morgan Stanley Investment Management employee.    / / I am a consultant/vendor/temp.

        ---------------------------------------------------------------------------------------------------------

                                       I. BROKERAGE ACCOUNT INFORMATION
        ---------------------------------------------------------------------------------------------------------
        / / I would like to open a MORGAN STANLEY & CO. BROKERAGE ACCOUNT (for MSIM Inc. & MSIG employees only).
        PLEASE CONTACT THE EMPLOYEE TRADING DESK AT (212) 762-6194.

        / / I would like to open a MORGAN STANLEY DW INC. (RETAIL IAS) BROKERAGE ACCOUNT WITH A FINANCIAL ADVISOR.
        FOR IAS ACCOUNTS, PLEASE CALL (212) 314-7900 OR GO TO HTTP://WWW.MORGANSTANLEYINDIVIDUAL.COM/ACCOUNTOPTIONS/

        Account Title: ______________________________________________________________
        Employee's relationship to account owner: ___________________________________

        / / This account is NOT independently managed; I am involved  in the investment decisions.2
        / / This account is independently managed; I am NOT involved in the investment decisions.3
        Name of investment manager and relationship, if any: _______________________________________

        ---------------------------------------------------------------------------------------------------------

                                        II. SEPARATELY MANAGED ACCOUNTS
        ---------------------------------------------------------------------------------------------------------
        / / I would like to participate in an investment program offered by Morgan Stanley.

        The name of the Investment Program is: _____________________________________________

        The fully discretionary account is managed by: _____________________________________

        I hereby certify that I have obtained written permission from the Chief Investment Officer (or his designee, see below) to open the fully discretionary account and there will be no communication between the portfolio manager and me with regard to investment decisions prior to execution.

        ---------------------------------       -------------------------------------
        EMPLOYEE SIGNATURE                      CIO OR DESIGNEE SIGNATURE

        ---------------------------------------------------------------------------------------------------------

---------

1 MORGAN STANLEY ACCOUNTS MAY INCLUDE MORGAN STANLEY & CO. BROKERAGE, INDIVIDUAL ADVISORY SERVICES (IAS), PWM
ACCOUNT, OR SEPARATELY MANAGED ACCOUNTS OFFERED BY MORGAN STANLEY.

2 Your participation in the selection of any investment, including mutual funds, means that the account is NOT independently managed.

3 You must not be involved in investment selections through recommendation, advice, and prior review or otherwise, or you must be a passive beneficiary of the account in order to represent that you are not involved in investment decisions for the account.

By signing below, you agree to abide by the Code of Conduct and MSIM's Code of Ethics with respect to any account maintained at Morgan Stanley.

-------------------------------                                            -----------------------------------

                                                                       EXHIBIT C

DATE:__________________________       SIGNATURE: _______________________________

    PLEASE ENSURE THAT YOUR LOCAL COMPLIANCE GROUP EITHER RECEIVES DUPLICATE STATEMENTS AND TRADE CONFIRMATIONS OR RECORDS CONTAINING THE SAME INFORMATION


TO MORGAN STANLEY BROKERAGE:

Pursuant to NYSE Rule 407, please accept this form as notification that MSIM has approved the employee named above to maintain the account titled above with your firm. The employee has a beneficial interest in such account. This account must be coded with the appropriate employee account range, i.e.; Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Distributors Inc., Morgan Stanley Investments LP, Morgan Stanley & Co. Incorporated, Morgan Stanley Distribution, Inc., Morgan Stanley Services Company Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Investments Inc., Van Kampen Funds Inc., in order to permit appropriate review by the Local Compliance Group.

APPROVED BY:____________________________________________
            SIGNATURE - COMPLIANCE GROUP


            ____________________________________________        ________________
            PRINT NAME - COMPLIANCE GROUP                             DATE


--------------------------------------------------------------------------------

To be Completed by a Morgan Stanley Broker___________________________

--------------------------------------------------------------------------------

                                                                       EXHIBIT D
                  MORGAN STANLEY INVESTMENT MANAGEMENT ("MSIM")

          INITIAL LISTING OF SECURITIES HOLDINGS AND BROKERAGE ACCOUNTS

I hereby certify that the following is a complete and accurate listing as of the date hereof of all beneficially owned brokerage accounts or mutual fund accounts with brokerage facilities and Covered Securities1 held therein. I understand that if I am an Access Person of MSIM, I must provide this information to my
Local  Compliance Group no later than ten (10) calendar days after my hire date.
Failure to do so within this time period will be considered a violation of MSIM's Code of Ethics:

I. BROKERAGE ACCOUNTS MAINTAINED: I maintain the following BROKERAGE ACCOUNTS OR
MUTUAL FUND ACCOUNTS WITH BROKERAGE FACILITIES (List below or attach the most recent account statement containing ALL information required below):

------------------------------------------------------------------------------------------------------
                                                                        RELATIONSHIP TO ACCOUNTHOLDER
NAME OF ACCOUNT             ACCOUNT HELD AT:      ACCOUNT NUMBER        (SELF, SPOUSE, CHILD, ETC.)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

(Use additional sheets if necessary)

Except where exceptional circumstances exist, accounts are required to be held with a Morgan Stanley broker. Accordingly, unless I am granted approval to maintain these accounts outside of Morgan Stanley, I agree to transfer them as soon as practicable (generally thirty days or less) to Morgan Stanley. Pending transfer of these accounts to Morgan Stanley, I will not effect any brokerage transactions in these accounts and I will arrange for my Local Compliance Group to receive duplicate confirmations and monthly statements for each such account.

II. SECURITIES OWNED: List each COVERED SECURITY held in the account(s) listed above or attach the most recent brokerage account statement(s) containing ALL information required below:

-------------------------------------------------------------------------------------------------------------------------------
                   TYPE OF SECURITY (common
                     stock, bond, private                                                           DESCRIPTION OF INTEREST
TITLE OF SECURITY      placement etc.)        NUMBER OF SHARES  PRINCIPAL AMOUNT   DATE ACQUIRED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
(Use additional sheets if necessary)

---------
1 "Covered  Securities" include all securities  (including  securities held in ESOP, IRA or other accounts),  except for direct  obligations of the United States  Government,  Bank Certificates of Deposit,  Bankers'  Acceptances,  Commercial
Paper, High Quality Short-term Debt Instruments, and Shares of Open-end Investment Companies.

III. REQUEST TO MAINTAIN OUTSIDE BROKERAGE ACCOUNTS: I HEREBY REQUEST APPROVAL TO MAINTAIN ONE OR MORE OF THE BROKERAGE ACCOUNTS LISTED IN SECTION I. ABOVE BASED ON THE FOLLOWING: PLEASE CHECK THE APPROPRIATE BOX(ES).

     / / The account is independently managed and I am not involved in investment selections through recommendation, advice, prior review or otherwise, or, I am a passive beneficiary of the account and am not involved in the investment decisions.

           List account:_______________________________________________________

           Name of investment  manager and family  relationship, if any:

           ____________________________________________________________________

     / / A participant in the account is employed by another asset management firm or brokerage firm which requires the account to be maintained at such firm. I will arrange for duplicate confirmations and monthly statements to be sent to my Local Compliance Group.

           List account:_______________________________________________________

     / / Other (explain)

           List account:_______________________________________________________


By signing this form, I acknowledge that I have received and understand the MSIM Code of Ethics and the Code of Conduct. I agree to abide by the provisions of the Code of Ethics and the Code of Conduct and to promptly notify my Local Compliance Group of any changes to the above information.

------------------------------                                   ----/----/----
     (Sign Name)                                                 (Date)

------------------------------
     (Print Name)

------------------------------
     Employee Position/Title

OCAL COMPLIANCE GROUP:
/ /  Approved                         / / Not Approved

------------------------------                                   ----/----/----
     Signature                                                   (Date)

                                    EXHIBIT E

                      MORGAN STANLEY INVESTMENT MANAGEMENT

          QUARTERLY SECURITIES TRANSACTIONS AND NEW BROKERAGE ACCOUNT
                             - CONFIDENTIAL REPORT

                     FOR THE QUARTER ENDED: XXX/XXX/XXX 200X

UNLESS your Morgan Stanley accounts are limited to those listed in section (A) below ("Morgan Stanley Accounts") or you maintain approved non-Morgan Stanley accounts but have not engaged in any transactions in securities other than those listed in section (B) below ("Exempted Securities"), you are required to provide the information requested in section (B) below to your Local Compliance Group NO LATER THAN 10 CALENDAR DAYS after the end of each calendar quarter.

If your Local Compliance Group does not receive a response from you within the required time period, you will be deemed as applicable: (i) not to have executed any reportable transactions; or (ii) to have only executed reportable transactions in an account that is automatically reported to your Local Compliance Group; AND (iii) not opened any new brokerage or mutual fund accounts with brokerage facilities during the quarter. FAILURE TO COMPLY WITH THE FOREGOING WILL BE CONSIDERED A VIOLATION OF THE MORGAN STANLEY INVESTMENT MANAGEMENT CODE OF ETHICS.

A. PLEASE PRINT THIS FORM AND COMPLETE SECTION (B) BELOW UNLESS YOUR ACCOUNTS ARE WITH A MORGAN STANLEY BROKER and BROKER TRADE CONFIRMS AND ACCOUNT STATEMENTS OR OTHER RECORDS WITH THE SAME INFORMATION ARE BEING SENT TO YOUR LOCAL COMPLIANCE GROUP; AND/OR

B.       PLEASE  COMPLETE THE FOLLOWING (OR ATTACH  BROKERAGE  CONFIRMATIONS  IN
         LIEU) FOR ALL SECURITIES TRANSACTIONS EXECUTED DURING THE QUARTER EXCEPT FOR TRANSACTIONS IN:

            o  Direct Obligations of the U.S. Government;
            o  Bank Certificates of Deposit;
            o  Bankers' Acceptances;
            o  Commercial Paper;
            o High Quality Short-Term Debt Instruments (which for these purposes are repurchase agreements and any instrument that has a maturity at issuance of less than 366 days that is rated in one of the two highest categories by a nationally recognized statistical rating organization); and
            o  Shares of Open-End Investment Companies (mutual funds).

------------------------------------------------------------------------------------------------------------------------------------
DATE OF TRANSACTION           NUMBER OF          TITLE OF SECURITY         UNIT PRICE           TOTAL PRICE           BROKER NAME &
                           SHARES/PRINCIPAL       (INCLUDING, IF                                                     ACCOUNT NUMBER
                               AMOUNT          APPLICABLE, INTEREST
                                                AND MATURITY DATE)
------------------------------------------------------------------------------------------------------------------------------------
                           PURCHASES AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          SALES AND OTHER DISPOSITIONS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


IF YOU OPENED A NEW ACCOUNT(S) THIS QUARTER WITHOUT YOUR LOCAL COMPLIANCE GROUP'S APPROVAL, STATE THE DATE THE ACCOUNT(S)
OPENED? _________________________________________________________________________________________________________________
WHAT IS THE NAME OF THE BROKER DEALER OR FINANCIAL INSTITUTION WITH WHOM YOU ESTABLISHED THE ACCOUNT?____________________
_________________________________________________________________________________________________________________________
WHAT DATE WAS THIS REPORT SUBMITTED TO YOUR LOCAL COMPLIANCE GROUP?______________________________________________________

Please check the appropriate boxes:
-----------------------------------
I currently take part in the: / /   Tax Deferred Equity Participation Plan ("TDEPP")
                              / /   Employee Stock Purchase Plan ("ESPP")
                              / /   Saving Today Affords Retirement Tomorrow ("START")
                              / /   Equity Incentive Compensation Program ("EICP")
                              / /   Other (Employee Stock Ownership Plan, 401K)
                              / /   None





Name: ______________________________
Signed: ______________________________
Date: __/__/__


                                                                       EXHIBIT F

                      MORGAN STANLEY INVESTMENT MANAGEMENT

                    ANNUAL LISTING OF SECURITIES HOLDINGS AND
                    -----------------------------------------
                           CERTIFICATION OF COMPLIANCE
                           ---------------------------

         I hereby certify that: (1) I have read and understand the Code of Ethics (the "Code"); which has been adopted by the above entity; and recognize the responsibilities and obligations incurred by my being subject to the Code;
(2) except as noted below, all transactions entered into since January 1, 20XX in securities of which I had direct or indirect beneficial ownership under the Code have been effected in accordance with the provisions of the Code; (3) all my personal securities accounts are reflected completely and accurately on the attached list and all securities beneficially owned by me are reflected accurately in such accounts, as required to be disclosed pursuant to the Code (unless otherwise noted below); and (4) if applicable, I have indicated below the employer sponsored plan(s) in which I participate.


EXCEPTIONS:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANY ERRORS/OMMISSIONS TO MY LIST OF ACCOUNT(S) AND/OR ANNUAL SECURITIES HOLDINGS ARE NOTED BELOW:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PLEASE CHECK THE APPROPRIATE BOXES:
----------------------------------
I currently take part in the:  / /  Tax Deferred Equity Participation Plan ("TDEPP")
                               / /  Employee Stock Purchase Plan ("ESPP")
                               / /  Saving Today Affords Retirement Tomorrow ("START")
                               / /  Equity Incentive Compensation Program ("EICP")
                               / /  Other (Employee Stock Ownership Plan, 401K)
                               / /  None



Name: ______________________________       Signature:___________________________

Date: _______________________________

                                                                       EXHIBIT G

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                        OUTSIDE BUSINESS ACTIVITIES FORM

NAME: ______________________________________  EMPLOYEE ID #:____________________
PHONE NUMBER (WORK):________________________  E-MAIL:___________________________
DEPARTMENT/JOB TITLE:_______________________  COST CENTER:______________________

I.  INITIAL DISCLOSURE OF OUTSIDE BUSINESS ACTIVITIES:
    -------------------------------------------------

    List below all outside business activities1 you are involved in.
 -------------------------------------------------------------------------------------------------------
COMPANY NAME              TYPE OF BUSINESS           TITLE/POSITION HELD        DATE YOU FIRST BECAME
                                                                                INVOLVED WITH ACTIVITY
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

List any corporation of which you or a member of your immediate family directly or indirectly own, control, or hold the power to vote 5% percent or more of the outstanding voting securities. Please include the name of the organization, the date you first became involved with the organization, the nature of your involvement with the organization, and any other supporting documentation that may be deemed relevant.

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------


List any joint ventures in which you participate outside your employment with Morgan Stanley Investment Management.

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------


List any trustee or executor positions you hold other than those pertaining to your immediate family.

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

I.   PRE-CLEARANCE OF OUTSIDE BUSINESS ACTIVITIES: Complete this section for each outside business activity listed above or for any outside business activity you plan to engage in. Please note that all outside business activities must be pre-cleared through the completion and approval of this form. RETAIN A COPY OF THE COMPLETED FORM FOR YOUR RECORDS.

1.   Do you currently serve, or do you plan to serve, as an officer, director/trustee, partner, or employee of any entity other than MSIM?

                            / / Yes          / / No

        o   If you plan to serve, or currently serve, as a director/trustee, is the company publicly or privately held?

                            / / Publicly     / / Privately

2.   Do you or a member of your immediate family own, or plan to own, directly or indirectly, 5% or more of the outstanding voting securities of any entity?

                            / / Yes          / / No

---------
1  "Outside  business  activities"  are  described  in the Code of  Conduct  and generally refer to your associations with any entities other than Morgan Stanley or any of its affiliates.


3.   Please provide the following information with respect to your outside business activity or planned outside business activity:


        o   Name of outside entity: ____________________________________________________________________

                          Address:  ____________________________________________________________________

                                    ____________________________________________________________________


        o   Country or state of formation:

        o   Is the company publicly or privately held?          / / Publicly    / / Privately

        o   Type of business:

        o   Title or position:          / / Director/Trustee    / / Officer     / / Shareholder

                                        / / Partner             / / Employee    / / Other

        o   Amount of compensation from the outside business activity, if any: $________________________

               Frequency of compensation from outside business activity:     / / Weekly    / / Bi-Weekly

                                                                             / / Monthly   / / Annually

        o   Amount and percentage of any stock ownership, partnership or other financial interest in this entity:

               Number of shares or units:_______________________________________

               Cost per share or unit:   _______________________________________

               Percentage of total shares or units: ____________________________

        o   Description of your activities, duties, and responsibilities with regard to this entity:____
            ____________________________________________________________________________________________

        o   Date of First Involvement: _________________________________________________________________

        o   Approximate amount of time spent or planned to be spent on outside business activity
            (hours/week): ______________________________________________________________________________

        o   Approximate amount of time spent or planned to be spent on outside business activity during
            MSIM normal office hours (hours/week):______________________________________________________

        o   Describe any relationship or connection of any kind between the outside entity and MSIM:____
            ____________________________________________________________________________________________

        o   Did MSIM request that you accept this position with the outside entity?   / / Yes   / / No

=========================================================================================================

NOTE: A Private Placement Approval Request Form must also be completed, signed and forwarded to the Code of Ethics Review Committee (please consult with your Local Compliance Group) for any private investment relating to the above outside business activity, including any personal investment or role in recommending or selling related securities to others.

By signing below, I certify that my responses to this Outside Business Activities Form are complete, true and accurate to the best of my knowledge. I will report any changes or corrections to this information promptly, in writing, to my Local Compliance Group and will obtain prior written acknowledgement or approval as required by the Local Compliance Group before any additional involvement such as participation in additional sales, holdings, compensation or participation in the company's management or before engaging in any future outside business activities. I hereby represent that this proposed outside business activity does not conflict with the interests of MSIM or the Morgan Stanley clients. I hereby confirm that the outside business activity described in this questionnaire is unrelated to and beyond the scope of my employment by MSIM. Notwithstanding the immediately preceding sentence, I understand that regulations and MSIM policy require that I obtain consent to engage in any outside business activity, and
I acknowledge that such consent, if granted, is revocable at any time in MSIM's sole discretion and is subject to my understanding and acknowledgement that such outside business activity is in no way sponsored by MSIM and shall give rise to no liability on the part of MSIM whatsoever, whether by way of indemnification, insurance or otherwise.


Employee Signature:________________________________________________________   Date: ____________________

Employee's Immediate Supervisor's Signature:_______________________________   Date: ____________________

=========================================================================================================


CODE OF ETHICS REVIEW COMMITTEE:          / / Approved            / / Not Approved


Name:_______________________________________________   Signature:_______________________________________

Title:______________________________________________   Date: ___________________________________________
